SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 12, 2002
--------------------------------------------------------------------------------

                                 NCT Group, Inc.
--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)


      Delaware                         0-18267                   59-2501025
------------------                  ---------------           --------------
(State or other juris-              (Commission                (IRS Employer
diction of incorporation)           File Number)          Identification Number)


20 Ketchum Street, Westport, Connecticut                              06880
----------------------------------------                          -------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number including area code:               (203) 226-4447




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Item 4.           Changes in Registrant's Certifying Accountant.
                  ----------------------------------------------

     On February 12, 2002, the Company notified its principal independent accountant, Goldstein Golub Kessler LLP ("GGK") that the auditing services of GGK would no longer be required. GGK's dismissal was approved by the registrant's Board of Directors. GGK originally was selected as the Company's independent accountant in July 2000 to audit the Company's consolidated financial statements as of and for the year ended December 31, 2000.

     During the Company's fiscal year ended December 31, 2001, and during the interim period preceding its dismissal as the Company's independent accountant, there were no disagreements with GGK on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of GGK, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. The report of GGK, dated April 9, 2001, on the Company's consolidated financial statements as of and for the year ended December 31, 2000 included in the Company's 2000 Annual Report on Form 10-K, did not contain an adverse opinion and was not qualified or modified as to audit scope or accounting principles. A letter from GGK is attached as Exhibit 16 hereto.

     On February 12, 2002, the Company engaged the accounting firm of Richard A. Eisner & Company, LLP ("RAE") as principal independent accountant to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. The engagement was authorized by the registrant's Board of Directors. During the fiscal year ended December 31, 2001, and the subsequent period, neither the Company nor any person on the Company's behalf consulted RAE regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, except for consultations regarding the Company's responses to comments from the Securities and Exchange Commission ("SEC") with respect to the December 31, 1999 financial statements audited by RAE included in prior filings with the SEC.

Item 7.           Exhibits

Exhibit No.             Description                   Sequential Page No.
-----------             -----------                   -------------------

16                Letter of Goldstein Golub Kessler LLP             4
                  re dismissal of certifying accountant


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          NCT GROUP, INC.
                                          Registrant



                                          By:/s/CY E. HAMMOND
                                                ---------------------------
                                                Cy E. Hammond
                                                Senior Vice President and
                                                Chief Financial Officer


Date: February 14, 2002


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